FEDERATED MICHIGAN INTERMEDIATE TRUST
(A PORTFOLIO OF MUNICIPAL SECURITIES INCOME TRUST)

SUPPLEMENT TO PROSPECTUS DATED OCTOBER 31, 1997


On page 10 of the prospectus under the section entitled "Adviser's Background, " please delete the biography of Mary Jo Ochson in its entirety and insert the following as the fourth paragraph:


     "Lee R. Cunningham II is a portfolio manager of the Fund effective May 1998. Mr. Cunningham joined Federated Investors in 1995 as an Investment Analyst and was named an Assistant Vice President of the Fund's investment adviser in January 1998. From 1986 through 1994, Mr. Cunningham was a Project Engineer with Pennsylvania Power and Light Company. Mr. Cunningham received his M.B.A. with concentrations in finance and operations from the University of Pittsburgh."




Cusip 625922109
G02382-01 (4/98)